Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2020
Property and Equipment, Net
Schedule of property and equipment, net

	As of December 31,
	2019	2020
	$	$
Furniture, fixtures and equipment	10,931,031	10,994,461
Leasehold improvements	4,817,117	5,010,384
Buildings	10,631,419	11,041,259
Motor vehicles	1,136,398	1,141,491

Total	27,515,965	28,187,595
Accumulated depreciation	(9,407,535)	(11,185,482)

Property and equipment, net	18,108,430	17,002,113